FINANCE INCOME (EXPENSES), NET (Tables)	12 Months Ended
Dec. 31, 2018
Other Income and Expenses [Abstract]
Schedule of Finance Income (Expense), Net
	For the year ended December 31,
	2 0 1 8	2 0 1 7	2 0 1 6

Interest income on short-term deposits	243	66	139
Bank fees and interest expenses	(7)	(7)	(7)
Changes in provision for royalties	255	82	56
Exchange rate differences	(27)	95	56
Changes in derivatives fair value	9	-	-
Total financing income	473	236	244